UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2022

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GROV.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On August 22, 2022, the Company filed a Form 8-K with the Securities and Exchange Commission (the "SEC") disclosing a prior period misstatement related to the Company's unaudited condensed consolidated financial statements ("condensed consolidated financial statements") of Grove Collaborative Holdings, Inc. (the “Company” or “Grove”) for the three and six months ended June 30, 2022. The weighted-average shares outstanding used in computing net loss per share attributable to common stockholders, basic and diluted for the three and six months ended June 30, 2021 (collectively, the “Affected Periods”), incorrectly did not give effect to the exchange ratio as prescribed by the Agreement and Plan of Merger, dated December 7, 2021, amended and restated on March 31, 2022, among Virgin Group Acquisition Corp. II, Treehouse Merger Sub, Inc., Treehouse Merger Sub II, LLC, and Grove Collaborative, Inc. As a result of this error, the net loss per share attributable to common stockholders, basic and diluted, was materially overstated by $0.59 and $0.96 for the three and six months ended June 30, 2021, respectively. The error had no impact on our cash balances, net loss or operating cash flows for the Affected Periods.

As noted in the Company's Form 8-K filed with the SEC on August 22, 2022, any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing Grove’s condensed consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

On August 22, 2022, the Company corrected the press release dated August 11, 2022 announcing the Company's earnings for the second quarter ended June 30, 2022, and this Amendment No. 1 to the Form 8-K filed with the SEC on August 11, 2022, is being filed solely to furnish the corrected press release to the SEC.

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2022, Grove Collaborative Holdings, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the second quarter of fiscal 2022 ended June 30, 2022. On August 22, 2022, the Company corrected the press release dated August 11, 2022 announcing the Company's earnings for the second quarter ended June 30, 2022. A copy of such corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A slide presentation, which includes supplemental information relating to the Company’s second quarter earnings, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information provided pursuant to this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated August 11, 2022 announcing the Company’s earnings for the second quarter ended June 30, 2022 (as corrected)
99.2	Supplemental slides provided in connection with the Company’s second quarter 2022 earnings call
104*	Cover Page Interactive Data File (formatted as Inline XBRL).
*    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Sergio Cervantes
Name:	Sergio Cervantes
Title:	Chief Financial Officer
Date: August 22, 2022

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